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                                                                     Exhibit 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated May 12, 1998 included in this annual report on Form 10-K, into the Company's previously filed Registration Statement
No. 33-18793.

                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 26, 1998